Exhibit 99.4

BluJay Solutions Acquisition Email to E2open Customers

From: Michael Farlekas [mailto:ceo@e2open.com]
Subject: Message from CEO - E2open Will Acquire BluJay Solutions

Dear <Customer Contact>,

I’m pleased to share some exciting news with you. Today, E2open announced that it will acquire BluJay Solutions, a leading cloud-based, logistics execution platform.

BluJay is a logistics execution SaaS platform with comprehensive solutions for shippers, Logistics Service Providers (LSPs) and freight forwarders. With BluJay, companies can achieve greater trade velocity, transform their supply chain economics for disruptive advantage and see beyond the horizon to optimize their future in the global economy. BluJay’s robust suite of logistics execution applications and broad trade network of over 50k participants serves over 5,700 global customers, including 20 of the top 25 global LSPs. BluJay adds a complementary SaaS supply chain platform and enhances E2open’s capabilities in transportation and logistics.

Together, E2open and BluJay will provide customers a strategic combination of supply chain planning and execution supported by a leading global trade network. Specifically, BluJay adds considerable capabilities to E2open's platform, enhancing logistics execution including:

•	Material increase in supply chain execution capabilities, especially in Transportation Management
•	Complementary Global Trade Management platform encompassing customs declaration and filing
•	Addition of key direct-to-consumer offerings including last mile, parcel and dropship commerce
•	Expansion of global transportation network with 50 thousand network participants, $40 billion in annual commerce spend and 1.9 billion annual transactions
•	Extension of E2open’s network to include Over-the-Road trucking and complementary air transportation, enabling complete visibility from truckloads to intermodal shipments
•	Enhanced value proposition to customers by broadening access to proprietary data/analytics

We're very excited about combining E2open’s end-to-end platform and large trading partner network with BluJay’s unique logistics execution software and look forward to sharing more details on how this combination will enable our customers to derive significant benefits.

Until the transaction closes, which is expected in the third quarter of 2021, the companies will continue to operate independently. However, our account team would be pleased to set up review meetings with you and your team to provide more details on what this combination means for your operations after closing.

We will continue to strive to deliver our vision of a networked platform on which you can operate your end-to-end operations in real time.

As always, I can be reached at any time on my mobile number below.

Regards,

Michael Farlekas

President and CEO

908-414-0405

ceo@e2open.com

9600 Great Hills Trail, Suite 300E, Austin, TX 78759

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 Additional Information

In connection with the proposed acquisition, E2open intends to file with the SEC a preliminary proxy statement, and after the preliminary proxy is declared effective, E2open will mail a definitive proxy statement relating to the proposed acquisition to its shareholders. This announcement does not contain all the information that should be considered concerning the proposed acquisition and is not intended to form the basis of any investment decision or any other decision in respect of the acquisition. E2open's shareholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed acquisition, as these materials will contain important information about BluJay and the acquisition. When available, the definitive proxy statement and other relevant materials for the proposed acquisition will be mailed to shareholders of E2open as of a record date to be established for voting on the proposed acquisition. Shareholders are able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: E2open, 9600 Great Hills Trail, Suite 300E, Austin, TX 78759.

Participants in the Solicitation

E2open and its directors and executive officers may be deemed participants in the solicitation of proxies from E2open’s shareholders with respect to the proposed acquisition. A list of the names of those directors and executive officers and a description of their interests in E2open is contained in its Annual Report on Form 10-K for the year ended February 28, 2021, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to E2open, 9600 Great Hills Trail, Suite 300E, Austin, TX 78759. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed acquisition when available.

BluJay and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of E2open in connection with the proposed acquisition. A list of the names of such directors and executive officers and information regarding their interests in the proposed acquisition will be included in the preliminary proxy statement for the proposed acquisition.

No Offer or Solicitation

This announcement is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of E2open or BluJay, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Safe Harbor Statement

Certain statements in this announcement are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this announcement are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology.

Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this announcement. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.